UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 28, 2005

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:   0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2165 Technology Drive
Schenectady, NY 12308
(Address and zip code of principal executive offices)

(518) 346-7799
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(b)	New Independent Registered Public Accounting Firm

On April 28, 2005, the Audit Committee of the Board of Directors of Authentidate Holding Corp. (the “Registrant”) engaged Eisner LLP as its new independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ending June 30, 2005. As previously reported in the Registrant Current Report on Form 8-K filed on April 19, 2005, the Registrant dismissed its prior independent registered public accounting firm, PricewaterhouseCoopers LLP, on April 13, 2005. The Registrant’s decision to change its independent registered public accounting firm was the result of a competitive bidding process involving several accounting firms.

Prior to the engagement of Eisner LLP, neither the Registrant nor someone on behalf of the Registrant had consulted with Eisner LLP during the Registrant’s two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Eisner LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

The Registrant issued a press release on April 29, 2005 disclosing this event, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On April 15, 2005, the Registrant’s Chief Financial Officer, transmitted a letter to certain members of the Board of Directors advising of the existence of corporate governance issues, which, he believes, if not corrected may lead to significant problems in the future. The Registrant is currently preparing for its certification of internal controls under Section 404 of the Sarbanes-Oxley Act and the Registrant and the Audit Committee have been utilizing the services of an independent consulting firm to review and update internal controls. In response to the letter of the Chief Financial Officer, and to assist in the determination of whether the issues raised warrant any changes to the Registrant’s internal controls and/or Corporate Governance Principles, the Audit Committee has engaged the services of a special counsel to review the letter and report its findings to the Audit Committee. The Registrant believes that the issues raised by the Chief Financial Officer do not have a material impact on any of the Registrant’s preceding financial reports. The Registrant issued a press release on April 29, 2005 disclosing this event, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release of Authentidate Holding Corp. dated April 29, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By: /s/ Surendra Pai

Name: Surendra Pai
Title: Chief Executive Officer
Date: April 29, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 29, 2005